SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2002
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                             PYR Energy Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)



         Maryland                      0-20879                   95-4580642
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 (State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)                Number)               Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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


Item 5. Other Events.
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     Press Release. On May 24, 2002, the Registrant completed the sale of $6 million of principal amounts of convertible promissory notes to three investors. Certain terms of this transaction are described in the press release of the Registrant dated May 28, 2002, which is filed as an exhibit hereto and is incorporated herein by reference. In connection with this transaction, the investors were entitled to designate two directors to the Registrant's board of directors. Eric Sippel, Chief Operating Officer, and Borden Putnam, analyst, of Eastbourne Capital Management, L.L.C. were designated by the investors and elected as directors pursuant to this right.


Item 7.  Financial Statements And Exhibits.
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         (c) Exhibits.
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                                  Exhibit Index
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Exhibit
Number   Description
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99.1     Press release dated May 28, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 29, 2002           PYR ENERGY CORPORATION



                              By: /s/ Andrew P. Calerich
                                  ----------------------------------------------
                                      Andrew P. Calerich
                                      Vice President and Chief Financial Officer